UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 31, 2005
Waste Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25955 (Commission File Number)	01-0780204 (IRS Employer Identification No.)
1122 International Blvd., Suite 601, Burlington, Ontario, Canada L7L 6Z8
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (905) 319-1237
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-23.1 Consent of BDO Seidman LLP
EX-23.2 Consent of BDO Dunwoody LLP
EX-99.1 Selected Financial Data
EX-99.2 Management's Discussion & Analysis
EX-99.3 Consolidated Financial Statements

Section 2 – Financial Information
Item 2.02 Results of Operations and Financial Condition
On July 20, 2006, Waste Services, Inc. announced the execution of definitive agreements with Allied Waste Industries, Inc. (“Allied Waste”) whereby we will (i) purchase Allied Waste’s hauling, transfer station and recycling operations in Miami, Florida for $61.0 million with an additional contingent payment of $2.0 million due upon the successful renewal of a certain municipal recycling contracts and (ii) sell our Arizona hauling, transfer station and landfill operations to Allied Waste for $53.0 million.
Accordingly, we have retrospectively adjusted our Form 10-K for the year ended December 31, 2005 and presented the net assets and operations of Arizona as discontinued operations for all periods presented. Previously, our Arizona operations were reported as part of our ‘Other Operations’ segment.
This filing does not reflect events occurring after the filing of our annual report on Form 10-K for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission on March 14, 2006 (the “Original Report”) and does not modify or update the disclosures therein in any way other than as required to reflect the adjustments previously described. This filing speaks as of the filing date of our Original Report, except for the certifications and Item 15 which speak as of their respective dates and the filing date of this filing. Unless otherwise indicated the exhibits previously filed with our Original Report are not re-filed herewith.
The filing of this Form 8-K shall not be deemed an admission that the Original Report, when made, included any untrue statement of a material fact or omitted to state a material fact necessary to make a statement not misleading.
The following retrospectively adjusted items from our Form 10-K are filed as exhibits to this Form 8-K: Selected Financial, Data Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements with accompanying notes.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
23.1	Consent of BDO Seidman, LLP.

23.2	Consent of BDO Dunwoody, LLP.

99.1	Item 6. Selected Financial Data.

99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Item 15. Consolidated Financial Statements of Waste Services, Inc. as of December 31, 2005 and December 31, 2004 and for each of the three years ended December 31, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE SERVICES, INC.
By:	/s/ Brian A. Goebel
Brian A. Goebel
Vice President, Controller, Chief Accounting Officer, and Principal Financial Officer

Date: November 9, 2006